                                                                  EXHIBIT 10.3.3

  Information marked with "*****" has been omitted from the public filing and filed separately with the Commission pursuant to a request for confidential treatment filed by Easyriders, Inc.


                    [RR DONNELLEY & SONS COMPANY LETTERHEAD]


Paisano Publications, Inc.
28210 Dorothy Drive
Agoura Hills, CA 91301-2693

     PROPOSAL FOR                  MAGAZINES                  September 11, 1996

DESCRIPTION

     This Agreement covers the production by us of the annual requirements of your publications, EASY RIDERS/V TWIN Magazines, TATTOO Magazine, IN THE WIND Magazine, QUICK THROTTLE Magazine, SAVAGE Magazine, FLASH Magazine, BIKER Magazine, AMERICAN RODDER Magazine, V. Q. Magazine, ROADWARE Catalog, MAGALOG, RETAIL Catalog and CALENDAR(S) for a period of five years. Commencement of production shall begin in 1996 and continue through production of 5 years annual requirements for each title. There after this Agreement shall remain in effect for additional twelve (12) month terms unless either party provides notice of termination to the other party ninety (90) days prior to the expiration of the initial term or any one
     (1) year term thereafter.

     It is further understood that from time to time you may acquire the right to publish new titles, one shots, calendars and other publications (the "New Title(s)". Should you require print and print-related services for one or more New Titles during the term of this Agreement, you agree to notify us. Provided we can produce the new Title(s) on equipment available in our plant, on a schedule reasonably satisfactory to you, provided the specifications fall within the parameters of the specifications as listed in Exhibit C and new Title(s) are not currently produced by us, then such New Title(s) will be deemed part of the "Work" described herein, and we shall produce such New Title(s) on the terms and conditions set forth herein for the remaining term of this Agreement.

TRIM SIZE, QUANTITY OF WORK TO BE PRODUCED, SPECIFICATIONS AND PRODUCTION
SCHEDULE

     All work to be performed hereunder shall be in accordance with the specifications set forth herein and in Exhibit C, and completed in accordance with a production schedule which shall be submitted for your approval.

     If at any time you desire to make changes in the specifications (including pages and count except those described in Exhibit C) set forth herein or in the production schedule, we will cooperate with you in putting such changes into effect within a reasonable period of time, provided such changes do not have a materially adverse effect on our operations. In the event any such change results in an increase or decrease in the cost of performing the work, the prices for the work shall be adjusted to fairly reflect such increase or decrease. In addition, should such change result in our inability to use any materials on hand or ordered for you in the production of your work, you will pay us reasonable costs associated with such materials and their disposition.

TRIM SIZE, QUANTITY OF WORK TO BE PRODUCED, SPECIFICATIONS AND PRODUCTION SCHEDULE (continued)

     It is agreed that you may have the european language editions of each of the titles covered under this Agreement produced elsewhere. This will not be considered a breach of this Agreement nor will it affect the prices in Exhibit A provided your resulting production requirements remain within the specifications as outlined in Exhibit C.

OVERTIME

     If overtime is required to meet your delivery or quantity requirements, or if you should change the delivery date, quantity requirements, or any other specification that necessitates overtime after a production schedule is agreed upon, we will use our best efforts to make any necessary overtime available and will charge for such overtime at our then current rates. If overtime is worked due to our internal scheduling problems arising after a production schedule is agreed upon, and not caused by your failure to comply with the production schedule, overtime charges will not be made. No chargeable overtime will be worked without your prior approval, and in the absence of such approval, delivery of the work will be made as promptly as practicable consistent with our then available capacity.

FORECAST

     To assist us in providing for your requirements, you agree to submit a forecast once every six (6) months showing the total requirements for work hereunder, including count, number of pages, colors, copies to be bound and delivery dates for each issue for the next twelve (12) months. We will, within thirty (30) days of receipt of such forecasts, develop manufacturing schedules for the production of the work based on the forecasts you furnish. You will notify us as promptly as practical of any significant change in forecasted requirements. It is our intent to provide for any changes from your forecast whenever possible; however, an increase in count or number of pages above that specified in the manufacturing schedules developed from your forecasts will be subject to our ability to obtain materials and to schedule the increased work.

PRELIMINARY OPERATIONS

     You are to furnish material for offset preliminary work f.o.b. our plant of manufacture in accordance with the production schedules in the following manner:

     Furnished Film

     (A) All full page ads shall be furnished as screened offset film that are in one piece, per color, per page, in good printing condition. Film must have suitable register and platemaking marks, folio and color identification within the untrim area of each page, and in all other respects be to our specifications. Film having line or tone elements taped, mounted or otherwise affixed to a carrier shall not be considered as one piece film. Any alterations, corrections, splitting of illustrations or of spread film and all adapting of film that have been prepared for an untrim size that is different from that of these pages will be extra.

     Ads should be accompanied by suitable OK'd Cromalin proofs or offset progressive proofs made from that same film using AAAA/MPA Standard inks and paper stocks specified for this job, and in all other respects to our specifications. Film shall also be accompanied by authorized copy proofs which shall be ozalid, dylux, velox or suitable proofs, identified as to job name, issue, folio and color. Such authorized copy proofs shall be furnished as one piece, per color, per page. All queries and the proof itself must be initialed or stamped and dated to indicate your approval and authorization to print.

     For pages which you choose not to supply a Cromalin proof or progressive proofs, we shall use our best efforts to provide a commercially acceptable product based upon the guidance you provide. You agree to assume the risk of any variation from desired copy match for all pages not accompanied by suitable OK'd proofs.

We shall perform a mechanical check of furnished film which shall consist only of checking for scratches or damage as a result of shipping and a visual register check. In the event such check uncovers any defective film, we shall notify you and you shall either:

     1.   Replace the defective film.
     2.   Give us your approval to run the film as is, or
     3. Have us make corrections (if it is possible to do so) at an extra cost to you.

(B) Partial page ads for combining with the edit portion of the page shall be in all respects to our specifications.

(C) For ad pickups, you shall supply the original OK'd proof from the previous time and tear sheet copy pasted down on the layout indicating the issue and page number from which the ad can be picked up.

Four-Color Separations

All four-color is to be supplied as separations with color and folio clearly identified within the untrim area of the film and in all aspects to our specifications.

Mechanicals

For each page or pair of pages, you will furnish a pasted-up type mechanical with all type and line elements in position, with the sole exception of artwork requiring sizing or cropping. Elements not in position will be charged as strip-ins.

A minimum of 5/16 inch must be maintained between trim edge and any type or non-bleed artwork.

Layouts

A layout submitted in addition to or in lieu of the base mechanical must clearly show the exact size, position and cropping of halftone copy and loose line art. Four-color subjects and pickup artwork will be identified by stats pasted down in position. Color breaks, screens, and reverses must be clearly indicated on a tissue overlay.

Layouts must be exact in all dimensions and positions. (Type and line elements submitted on a vinyl overlay with the layout instead of on the base mechanical must be at printing size and accurately positioned.)

     Page Proofs

     We will submit two sets of color-separated proofs of complete assembled pages. These proofs will be produced from final printing film and will be identified as to job name, issue, folio and color. We will inspect to verify page elements for completeness, position, bleed, and trim margin. (No proofreading of type.) We will stamp and our inspector will sign the top sheet of each set of proofs to indicate as our authorized proof.

     You will review these proofs for content and position, and answer all queries. You will sign the top sheet of one set of proofs and return that set to us as an OK-to-Print. You will retain the second set for reference.

     Disposition and Storage

     All material you furnish will be returned immediately after completion of binding of the issue for which such material was used. All packing and handling of such material will be billed as an extra charge. Such material will be returned f.o.b. our plant of manufacture.

     All furnished printing film and intermediate film produced by us may be held in storage at no charge for a maximum of one year after completion of binding of the issue for which such material was used. Additional storage, if requested, will be billed as an extra charge.

     If You Use A Desk Top System

     For each page you will furnish us, on diskette or other electronic medium, with a digital file, containing page geometry and text.

     You will also furnish us with loose transparencies, which we are to scan, random proof, and incorporate with your supplied file. You will also supply a laser proof indicating size, position, orientation and crop of each 4/c image.

     Swatch matching or other deviation is additional. You will be charged additionally for mechanical operations such as tints, colored or reverse type and rules if they are not correctly designated on your file. Silhouetting of photographs and creation of key-only shadows will be performed by us and will be charged additionally. We will provide one prepress color proof for your review and approval plus two sets of position proofs for copy and margin OK. Any additional proofing will be charged as an extra.

     Any replacement files that we process due to changes that you have made, or alterations that you request us to make, will be billed as incurred based upon the point in the production cycle at which they occur. We will retain final form pages, either as digital files or film, for a period of three months after the data or film has been shipped to the printing division. Storage for a longer period, if requested, will be charged as an additional.

     We will maintain a substantial library of Adobe and Bitstream fonts. If you elect to use any font that is not in our library, we must reach prior agreement on the font acquisition cost.

          Digital File Input for Computer To Plate Platemaking

          (DIGITAL FILES -- QUARKXPRESS, Aldus Pagemaker or other off the shelf DTP software):
          For each page you will furnish us, on optical disk, removable hard disk or other mutually acceptable electronic medium, with a complete digital file, written in native application language, containing text and page geometry with all trapping completed, with high resolution images placed within or linked to picture boxes and ready to output for platemaking in accordance with our specifications. File codes will be provided that identify each folio. If multiple files are transmitted across telephone lines via modem, an additional charge may apply.

          Along with the page document, you will supply a hard copy proof as a verification of file contents as well as an authorized color proof (random or final form) of sufficient quality to serve as press guidance. Checking of files prior to output will be limited to a cursory element check. No editing of images will be performed.

          If you fail to supply required proofs, we will assume no accountability for any missing or incomplete data, but we will generate one color proofs from your files to serve as OK's for our pressroom, and you will be charged additionally for those proofs.

          Our prices are based on standard times for Raster Image Processing and writing PostScript that have been established based on tests performed on your supplied materials. If after each six month period during the term of this Agreement, we determine that your pages repeatedly exceeds that standard time due to unusually large image files, the use of blends, extensive rotation and scaling, or for any other reason, we will review our charges and mutually agree on revised prices to reflect the changes in your pages and our then current rates for computer operations.

          If we are unable to output your files due to incorrect format, damaged disk or other reason attributable to your files, you will re-submit the files. We will charge additionally, at the current hour rate for computer operations, for the initial effort to output the file(s) and will apply the contract prices to processing of the corrected files.

          We will maintain a substantial library of fonts, but if you elect to use any font that is not in our library, we must reach prior agreement on the font acquisition cost.

          It is understood that CTP technology continues to evolve and improve. If during the term of this Agreement, there are significant changes in the technology used by us or in the volume of CTP work we are actually processing on existing systems, the benefits derived from such technology charges or increased usage will be shared with you, after allowance for our recovery of capital investment, start-up and operating expenses.


     OWNERSHIP OF FILM, COPY, PLATES, CYLINDERS, ETC.

          Copy and any film furnished by you will be used solely for your work and will remain your property. Film, electronic data files, prints, reproduction mediums and plates made by us will be used solely for your work but will remain our property.

PRESSWORK

      All forms are to be carefully made ready and printed by the web offset process in uniform color using good grades of ink as follows:

            Four-Color Cover Forms - in four-color process cover inks. Four-Color Body Forms - in four-color process body inks.
            One and Two-Color Body Forms - in black only or black and a second nonmetallic color ink.

      Self-cover forms may require the use of cover inks which will be invoiced at the cover ink prices.

CUSTOMER FURNISHED PAPER

      You shall furnish f.o.b. our plant of manufacture all paper required for the printing of your publications outlined in Exhibit C in the weights, kinds and sizes set forth herein or as we shall otherwise mutually agree upon in accordance with a mutually agreeable delivery schedule and in sufficient time to meet the production schedule. All paper furnished by you shall be of good quality and with mechanical properties suitable for efficient performance of the work for which it is intended.

      Paper shall be delivered to us in rolls with cores to our specifications, properly wrapped and wound with pasters plainly flagged. Returnable cores shall be returned by us in accordance with your directions at your expense. We shall reimburse you for the cost of any returnable cores received by us for the work and not returned by us to the mills from which such cores were shipped.

      Paper not conforming to specifications, concealed damage and defective paper shall be rejected by us, reported promptly to you, and held for your instructions as to the disposition thereof. Should you require us to use defective paper or paper not conforming to specifications and should we incur additional costs as a result of the use of such paper, we shall charge you an amount fairly reflecting such additional costs. Without limiting the foregoing, it is agreed that roll stock causing more than a ratio of five (5) proven paper caused web breaks per one-hundred (100) rolls of each type of stock and basis weight within a series identified as a month's production of the mill shall not be considered of suitable mechanical quality and that to the extent the paper falls below this standard we shall be entitled to make an additional charge as aforesaid.


      Should you furnish paper which is designed for use in another printing process than that set forth in this Agreement, we will make every reasonable effort to utilize such paper, it being understood that any additional costs resulting from the use of such paper in producing an acceptable product will be your responsibility.

      We shall further submit to you written reports regarding any defective paper or paper received in a damaged condition as soon as reasonably practicable after the damage shall have been discovered. In the case of any paper received in a damaged condition, we shall prepare affidavits describing such damage for you. We shall give you all such assistance as you may reasonably request to assist you in recovering for such damage or defect.

CUSTOMER FURNISHED PAPER USAGE

      We will provide a monthly usage statement of furnished paper.

CUSTOMER FURNISHED PAPER ACCOUNTING

    We shall make the first accounting of paper sixty (60) days after completion of the December 1996 issue with respect to the paper consumed in the production of your publications during such production period. Annually thereafter, we shall make a similar accounting for all paper furnished by you for publications produced and delivered during the preceding twelve
    (12) month period. Said annual accounting is to be made available on or about sixty (60) days after completion of the twelve (12) month period during which time you shall supply us such information needed to determine the average price of said paper. Should the total paper consumption during any such period exceed the paper requirements specified herein, adjusted for light and/or heavy paper, we shall pay you for such excess at the average cost of said paper to you, provided such excess consumption shall not be due to defects in the paper or to the condition in which it shall have been delivered. Should the total paper consumption during any such period be less than the paper requirements specified herein, adjusted for light and/or heavy paper, you shall pay us an amount equal to the cost of said paper so saved at the average cost of the paper used. The value of underconsumption, if any, of one kind of paper shall be credited against the overconsumption, if any, of other kinds of paper. Manufacturing waste shall become our property.

CUSTOMER FURNISHED PAPER STORAGE

    We shall provide storage space without additional charge for blank roll paper stock delivered by you for the work under this Agreement for the current issue in production or to be produced plus the next two succeeding forecasted issues for all monthly titles. Therefore, the storage is not at any time to exceed the amount equivalent to that used for printing three (3) issues. For bimonthly and quarterly titles we shall provide storage space without additional charge for blank paper stock delivered by you for the work under this Agreement for up to sixty (60) days for the current issue in production or to be produced. If you require storage space in excess of that provided above we shall store up to a maximum of one half the preceding amount of stock at our plant if space permits at the rates set forth herein, or at the prevailing rates at another location including applicable handling and freight.

DONNELLEY FURNISHED PAPER (Optional)

    We shall supply paper necessary for the production of your publications in the types and weights and at the prices and for the period of term of this Agreement as we may mutually agree.

    The price to be charged you for paper shall be our invoice cost (inclusive of volume discounts earned to date) plus ***** percent (*****). Paper shall be billed to you on our regular invoice for production under this Agreement subject to our then current Terms of Payment as described herein.

    The above shall reflect the then current commitment from our suppliers for a specified period. Paper prices for the term of the Agreement not covered above shall be mutually agreed upon.

    Upon review of the price quotations Paisano Publications, Inc. shall determine who is to furnish paper and for what length of time for the next period of the term of this Agreement.

          Provided however, it is agreed that paper ordered for work under this Agreement by either party shall be used on a "first in" "first out" basis. In addition, Paisano Publications, Inc. shall be responsible for the cost of any materials on hand or ordered for them for the production of their publications and will pay us for such materials along with reasonable costs associated with such materials and their disposition should they not be used in the production of the Paisano Publications, Inc. publications.


     BINDING, MAILING AND BUNDLING

          We will gather, saddlewire stitch and trim flush three sides up to 20 sections (including cover) for delivery upon completion f.o.b. our plant of manufacture.

          We will gather, adhesive bind, affix a cover to the backbone and trim flush three sides up to 36 sections. Each copy shall caliper between .125" minimum and .500" maximum in thickness at the center of the head or foot measured on the bound book before the cover is affixed.

          It is understood that the first and last signatures of each copy adhesive bound shall contain eight or more pages unless other specifications and prices are manually agreed upon. Delivery of copies will be upon completion f.o.b. our plant of manufacture.

          All furnished card inserts, special inserts, subscription order cards or other material furnished for binding shall be delivered f.o.b. our plant of manufacture by you in time to meet the production schedule and in a manner that we reasonably specify. Such furnished material shall also conform to our specifications, (which we shall submit to you) including size, which will permit inserting and binding without undue interference with the normal performance of the machine or extra costs will be charged i.e. makereadies and equipment slowdowns. All such material shall be furnished to meet the net quantity of copies ordered to be bound for the issue plus an allowance for binding spoilage which we shall reasonably specify.

          The prices for addressing and mailing herein apply to copies mailed either second or third class.

          Second class mailing is based on postal regulations and procedures in effect as of this contract date which require mandatory ZIP Code Sortation. If postal regulations or procedures change so as to affect our costs for mailing the magazines as provided herein, the prices shall be adjusted to fairly reflect any increase or decrease in such costs. We shall be responsible for preparing and submitting applicable Post Office form(s).

          Third class mailing is based on postal regulations and procedures in effect as of this contract date which require mandatory ZIP Code sortation that will result in a minimum mail sack weight of 15 pounds or 125 pieces. Use of optional ZIP Code sortation levels that result in the minimum sack weight falling below 125 pieces or 15 pounds will result in additional charges. If postal regulations or procedures change so as to affect our costs for mailing the magazines as provided herein, the prices herein shall be adjusted to fairly reflect any increase or decrease in such costs. We shall be responsible for preparing and submitting applicable Post Office form(s).

          Copies to be mailed shall be addressed by affixing a paper address label or printing by ink jet a label on the outside of the magazine in a position mutually agreed to, subject to the limitations of the equipment to be used for the work. You are to furnish all labels and bag tags or mag tape in compliance with current Donnelley Label Specifications and Graphic Communications Association Specifications, in time to meet the mailing schedule, and sorted in accordance with applicable postal mailing regulations and procedures including ZIP Code requirements and separated for sequence of mailing. All labels and bag tags or mag tape for a given mailing lot shall be furnished at one time. All supplied labels are to be imprinted with an indicator which can be used in separating ZIP Codes. We shall place such subscription copies in mail bags, affix the hasp tag and delivery shall be made f.o.b. our plant of manufacture.

    At such time that we establish a system for pooled mailing or second-class mail (known as "co-mailing"), we shall offer to you the opportunity to purchase such co-mailing services at a price no greater than that then being offered to any of our other customers, which customers have work with similar specifications (i.e., total quantities per year or as otherwise may be mutually agreed upon), including mail break-up. If you agree to purchase such co-mailing services, then such prices shall be added to Exhibit A hereof and thereafter shall be subject to all terms and conditions of this Agreement.

    You shall be responsible, if necessary, for establishing an account at the U.S. Post Office with sufficient funds to cover mailing.

    Nothing herein contained shall require us to do any act in violation of the United States Postal Laws, regulations or procedures.

    The newsstand copies will be wrapped in bundles (up to 40# per bundle and in accordance with our machine specifications) and tied both ways with suitable strapping material. Your furnished labels will be affixed for delivery f.o.b. our plant of manufacture.

    You are to furnish a magnetic tape to our specifications of newsstand counts by destination in lieu of labels for those copies to be shipped in a newsstand pool. Labels will be produced by the ATRACS computer systems. Late receipt or tape not to our specifications may result in extra charges.

    Our prices are based on binding, mailing or bundling in a single lot per issue. In the event you designate more than one binding, mailing or bundling lot per issue, such additional work shall be charged for as an extra.

    Certain copies for miscellaneous distribution such as back issue copies, expire copies, preferred lists or others that may be required from time to time, shall be bundled, wrapped, packed or inserted into envelopes and mailed or shipped as directed to you. We shall make a charge which shall fairly compensate us for such work.

    All postage, permits, freight or other charges shall be paid by you.

FREIGHT

    We will arrange for shipment of your finished materials from our plant of manufacture. You agree to pay all distribution charges, and we shall be entitled to retain any brokerage commissions or other service charges earned by us or our wholly owned subsidiaries.

POOL FREIGHT

     During the term of this Agreement, we will arrange to have the newsstand bundle portion of your work shipped in our freight pool at *****/cwt., through December 31, 1996. Notwithstanding any other price adjustment clause in this Agreement, the pool freight price shall be requoted in September of each year, to become effective on January 1 of the following year. You must participate in the freight pool for at least one year, and may opt out of the pool by providing written notice to us at least ninety
     (90) days prior to the end of any one-year term.

     Notwithstanding the above, should there be a drastic change in the cost of operating the pool due to (1) changes in governmental regulations or (2) withdrawal of one or more of our customers from the pool, causing us to lose ten percent (10%) or more of the tonnage upon which the pool freight price was based, we shall be entitled to re-quote the price, or to discontinue the pool. If we re-quote the price pursuant to the foregoing, you shall have the right to withdraw from the pool by providing written notice to us within thirty (30) days after announcement of the new price. Any such withdrawal notice shall become effective sixty (60) days after receipt.

     In the event that we arrange for shipment of any of your finished materials not included in the pool, we shall be entitled to retain any brokerage commissions or other service charges earned by us or our wholly-owned subsidiaries.

OVERRUNS AND UNDERRUNS

     Variations in quantity of one percent (1%) less than quantities ordered (no over allowed) will constitute acceptable delivery, and the price will be adjusted at the under delivery per thousand copy price. If the work involves more than one version, the under percent for each version shall depend upon ordered quantity of that version, as separately quoted. There will be no chargeable overrun. If printed quantities are more than one percent (1%) below ordered quantities, we will notify you.

MATERIALS AND PURCHASED SERVICES

     Unless otherwise provided, we will supply the materials (paper, ink, binding materials, etc.) or purchased services specified herein or their equivalents. It is understood and agreed that should we be unable to obtain such materials or services or their equivalents in necessary quantities, the parties shall select mutually agreeable substitute materials or services. Should the use of such substitute materials or services increase or decrease the cost of performing the work, the prices will be adjusted to fairly reflect any such increase or decrease in cost. The unavailability of materials or services will not be considered a breach of this Agreement. Should any volume or trade discounts be earned on materials or services, they will be retained by us. All scrap and by-products will become our property.

STORAGE

     Unless otherwise specified, the prices in this Agreement contain no storage of paper, other materials, work in process or finished goods beyond the production schedule span. If you delay completion of the work or postpone delivery of finished goods beyond the date specified in the production schedule, or if your furnished materials arrive prior to the dates specified in the production schedule, storage will be charged at the prevailing rates for each month up to twelve months the finished goods, work in process or furnished materials remain in our possession. Such rate will be doubled for each month after the first twelve months of storage. If, following the eighteenth month of storage we receive no direction from you as to the disposition of the stored items, such items will be destroyed.

     Notwithstanding the above we shall store up to 1,000 copies of each issue of each title for up to six months at no charge. If at the end of six months there are remaining copies in storage we shall ship at your expense 500 copies to your specified destination and destroy the remainder.

EDITING OF COPY

     The price quoted does not, unless otherwise stated, include the editing of copy.

PRICES

     You shall pay us for the work at the prices in effect pursuant to this Agreement set forth in Exhibit A.

     Such prices apply to all work as outlined in the clause entitled Description on page one (1) of this Agreement regardless of the plant of manufacture.

PRICE ADJUSTMENTS

     The prices for direct materials (ink and paper) and any purchased services stated in this Agreement are based upon the costs of materials and purchased services (except pool paper) as of the date hereof, and will be adjusted based upon actual changes in these costs which we shall substantiate to your satisfaction. For purposes of adjusting the ink prices herein it is agreed that we will base any such change upon the average change in the then current prices of three major suppliers of ink i.e. Flint Ink, Sun Chemical, and INX. Should any change become effective after part of the work has been performed, such adjustments shall apply only to that work produced after such change except as specifically provided otherwise. Except as specifically provided otherwise, should any volume or trade discounts be earned on materials or purchased services, they shall be retained by Donnelley.

     The manufacturing prices which include binding and disposition materials, stated in this Agreement shall be adjusted on March 1 of each year during the term ("the date of adjustment") as follows: In February of each year during the term of this Agreement, Donnelley will calculate the percentage of change in the Consumers Price Index ("the CPI") from the fifteenth month preceding the date of adjustment to the third month preceding the date of adjustment. Should this calculation show that there has been an increase in the CPI, then effective on the date of adjustment, all of the manufacturing prices shall be increased by eighty percent (80%) of the percentage of increase in the CPI. Should this calculation show that there has been no change in the CPI, or that the CPI has decreased, then no change shall be made in the manufacturing prices for the next twelve months. In such event, at the next date of adjustment at which the foregoing calculation indicates an increase in the CPI, the percentage of change in the CPI for the purpose of determining the price adjustment hereunder, if any, will be calculated from the CPI upon which the last adjustment of manufacturing prices was based. For purposes of this paragraph, the CPI means the Consumers Price Index (1982-84=100), all Urban Wage Earners and Clerical Workers, U.S. City Average, published monthly by the Bureau of Labor Statistics, U.S. Department of Labor. If the CPI as defined is revised or discontinued, the calculation described herein shall be made using the price index with which the Bureau of Labor Statistics replaces it.

          Any sales, retailers occupation, service occupation, value added or use tax imposed on account of this transaction will be added as an extra charge.

      TERMS OF PAYMENT

          Net cash 45 days from date of invoice.

      DISPUTES

          Should any portion of an invoice become disputed, you agree to pay the undisputed portion according to its terms and you will notify us promptly of the dispute. Both parties agree to use their best efforts to resolve the disputed portion of such invoice within thirty (30) days of learning of the dispute.

      INTEREST AND COLLECTION COSTS

          Our obligation to perform work hereunder is subject to prompt payment of all invoices pursuant to the terms of this and other agreements we may have with you. Should any invoice issued hereunder become past due, you agree to pay interest at the rate of one and one-half percent (1-1/2%) per month, or the lawful limit if less, on all amounts past due. Progress billing of interest due or failure to bill for interest due shall not constitute a waiver of our right to charge interest on all amounts past due to the date payment is received.

          If you fail to pay our invoice in accord with these terms, you agree to pay all costs of collection, including but not limited to, reasonable attorney's fees.

      INTERIM BILLING

          If you delay completion of manufacture beyond the period contemplated by the production schedule or if partial shipment is made prior to the completion of the entire quantity, interim billing may be made.

      CREDIT REVIEW

          The above provisions may be reviewed by us and should there be a substantial adverse change in your credit standing with us we shall notify you and meet with you to discuss any concerns we may have, or in the event that you do not comply with terms of these provisions, we will have the right to change terms of payment, and our obligation to perform further work will be subject to reaching mutual agreement on revised terms.

LIEN ON PROPERTY

      As security for payments of any sum due or to become due us under the terms of this Agreement, we shall have the right, if necessary, to retain possession of, and shall have a lien on all property owned by you and in our possession, and all work in process and undelivered work.

BANKRUPTCY

      If either party shall be adjudicated a bankrupt, institute voluntary proceedings for bankruptcy or reorganization, make an assignment for the benefit of its creditors, apply for or consent to the appointment of a receiver for it or its property, or admit in writing its inability to pay its debts as they become due, the other party may terminate this Agreement by written notice. Any such termination shall not relieve either party from any accrued obligations hereunder.

GUARANTEE AND LIMITATION OF LIABILITY

      We will perform the work in a good and workmanlike manner and in accordance with the specifications and production schedule. In the event the work is defective or delayed due to our fault (including negligence), we shall not be liable for special or consequential damages, including, but not limited to, lost profits or business. Further, we shall not be liable for any damages, whether direct or indirect, special or consequential, associated with our shipment of any of your work on contract or common carriers.

RESPONSIBILITY FOR SUBJECT MATTER

      In furnishing us matter to reproduce or to have incorporated in the completed product, you represent and warrant that none of such matter (either as furnished to us by you or as altered by us at your direction) infringes any copyright, is libelous, or otherwise violates the rights of or will cause damage or injury to other persons, and you agree to indemnify and save us harmless from all losses, damages and expenses, including attorneys' fees, which we may suffer as the result of any claim of such violation, damage or injury.

WORK STOPPAGES

      Neither party shall be liable for delays or non-performance of this Agreement occasioned by strikes, fires, accidents, or by causes beyond their control including, but not limited to, the unavailability of materials, purchased services, utilities or fuel. During such interruption this Agreement shall continue in full force and effect and neither your failure to provide material to us, nor our failure to produce work for you during any such interruption shall be construed as a breach of this Agreement. However, if any such interruption should occur, the other party shall have the absolute right to make immediate arrangements for the production of its work elsewhere (for you) or to take on other work (for us) and shall not be liable to the other party for the removal of said work or taking on the other work or for loss of profits or damage arising from such removal or other production. You agree to return the work to us at the termination of any interruption of work affecting us and further agree not to enter into any agreements longer than reasonably necessary to produce the work during an interruption of work affecting us.

RR DONNELLEY & SONS COMPANY
 Paisano Publications, Inc.
                                                                         Page 14
                                                              September 11, 1996
--------------------------------------------------------------------------------

DISCONTINUANCE OF PUBLICATION

      Should you decide to discontinue any of the publications covered under this Agreement in any medium without publishing a successor, whether titled the same or not, you shall use your best efforts to give us 90 days advance written notice of such decision. Without limiting the foregoing, you shall be obligated to pay for work done or in process. In addition, you shall reimburse us for costs which we cannot avoid through reasonable effort.

SALE OF PUBLICATION

      If you shall propose to sell any of the publications covered under this Agreement or any successor, whether titled the same or not, you shall give us written notice not less than ninety (90) days prior to any contemplated sale, stating the name of the prospective purchaser and the proposed date of sale. Thereafter you shall keep us fully advised of the progress of any such proposed sale and we shall keep such information confidential. Within sixty (60) days after receipt of such notice, we shall advise you in writing as to whether we will consent to an assignment of your rights and obligations under this Agreement to the prospective purchaser. Our consent shall be based upon the financial strength of the proposed purchaser and shall not be unreasonably withheld. If we shall consent, you shall require the purchaser concurrently with the consummation of such sale, to assume all your obligations under this Agreement by an instrument in writing satisfactory to us for a minimum period of one hundred and twenty (120) days.

      If we shall not consent to the assignment by you to such prospective purchaser, this Agreement shall terminate upon the first to occur of the following events: (i) the consummation of such sale, or (ii) the expiration of one hundred and eighty (180) days after we advise you that we will not consent to the proposed assignment, unless within such one hundred and eighty (180) days period you notify us that you do not propose to consummate such sale.

ASSIGNMENT

      Neither party to this Agreement shall assign any right or rights hereunder without the prior written consent of the other party, except that we may assign payments due us to our wholly-owned subsidiaries without consent. Subject to this consent, this Agreement shall inure to the benefit of and shall bind the successors and assigns of the parties hereto.

INSURANCE

      We will carry at our expense fire, sprinkler leakage and extended coverage insurance, subject to the usual exclusions, limitations, and conditions of such policies on the actual cash value of all our materials, work in process, and all production completed and not shipped, and on the actual cash value of all positives, copy, artwork, paper and other materials furnished by you, while in our care, custody and control. If your property is damaged as a result of an insured peril under the applicable insurance policy, then, at our option, we will either replace your damaged property or reimburse you for the actual cash value of the damaged property. If we elect to reimburse you for the damaged property's actual cash value, the amount payable to you shall be limited to the proceeds of such policy plus any related deductible, if any, applied to the claim for damage to your property. For positives and other media our insurance coverage and our liability shall be limited to the cost of blank film or other media and the cost of duplication from an original or other copy.

PASSING OF TITLE

      Title and possession shall pass to you upon delivery or upon the date of final invoicing, whichever is earlier, f.o.b. our final plant of manufacture.

GOVERNING LAW

      This Agreement shall be governed by the laws of the State of California.

NO JOINT VENTURE

      Nothing herein contained shall in any way constitute a partnership between, or joint venture by, the parties hereto or be construed to evidence the intention of the parties to constitute such. Neither of the parties shall hold itself out contrary to the terms of this paragraph by advertising or otherwise, and neither party shall be or become liable or bound by any representation, act or omission whatsoever of the other party contrary to the provisions of this paragraph.

EXHIBITS

      This Agreement includes the following Exhibit(s) which are attached hereto and made a part hereof:

            EXHIBIT A - PRICE SCHEDULE
            EXHIBIT B - PAPER REQUIREMENT
            EXHIBIT C - TITLES AND SPECIFICATIONS

CAPTIONS

      The captions on this Agreement have been placed thereon for the mere convenience of the parties hereto, and shall not be considered in any question of interpretation or construction of this Agreement.

      If this proposal meets with your approval, kindly sign below. This proposal shall remain in effect for a period of thirty days from the date hereof and is subject to the availability of equipment at the time the approved proposal is submitted to us for confirmation. Following your approval and upon confirmation by an officer of R. R. Donnelley & Sons Company, the approved proposal will then constitute a contract between us.

                                    Respectfully submitted,

                                    R. R. DONNELLEY & SONS COMPANY

                                    By [SIG]
                                      -----------------------------------------
                                               Sales Representative


Approved:

By [SIG]
  ----------------------------------------
  Authorized officer, partner, owner, etc.

Date September 20, 1996

Paisano Publications, Inc.         EXHIBIT A                            Page A-1
All Titles                       PRICE SCHEDULE               September 11, 1996



PRELIMINARY

Four-Color Separations                                                                      Price

SEPARATIONS (Scanning Charges)
       2 x 3...........................................................................    $***
       3 x 4...........................................................................    $***
       4 x 5...........................................................................    $***
       5 x 7...........................................................................    $***
       8 x 10..........................................................................    $***
       10 x 12.........................................................................    $***
       11 x 14.........................................................................    $***
       12 x 16.........................................................................    $***
       16 x 20.........................................................................    $***
       Copy Conversions................................................................    $***

Conventional Stripping Charges

       Base Operation, per edit page...................................................    $***
       Shoot mechanical, per page......................................................    $***
       Opaque separate, per color - handwork...........................................    $***
       Shoot halftone, each............................................................    $***
       Shoot duotone, each.............................................................    $***
       Shoot tritone, each.............................................................    $***
       Square finish window, each......................................................    $***
       Non-square window, each.........................................................    $***
       Butt to rule, per subject.......................................................    $***
       Outlining, per subject..........................................................    $***
       Mortise or abutment, each.......................................................    $***
       Reverse, per color, per page....................................................    $***
       Tints, per color, per strength, per page........................................    $***
       Velox proof, each...............................................................    $***
       Ozalid proof, each..............................................................    $***
       Dylux proof, each...............................................................    $***
       Book blues, per page............................................................    $***
       Direct contact, per color, per page.............................................    $***
       Receive and check or pick-up, per piece of film.................................    $***
       Pick & Pack
            1st page in package........................................................    $***
            Each additional page.......................................................    $***
       RSL/Key Line....................................................................    $***
       Late pages O.T. charge..........................................................    $***
       One-color cromalin, per page....................................................    $***
       Two-color cromalin, per page....................................................    $***
       Three-color cromalin, per page..................................................    $***

Paisano Publications, Inc.           EXHIBIT A                         Page A-2
All Titles                        PRICE SCHEDULE             September 11, 1996

Four-color cromalin, per page................................. $***
Film storage per issue per month.............................. $***

System Charges

System work, per hour........................................ $***
Image storage, per year...................................... $***

Computer To Plate Charges

Per 32 pg. 4/Color form...................................... $***
Per 16 pg. 4/Color form...................................... $***
Per 32 pg. 1/Color form...................................... $***
Per plate changed............................................ $***
Scan per color, per page..................................... $***
Stripping first image........................................ $***
Stripping per image, same page............................... $***
Stripping per image, same page...............................
Laser Proof, each:
      4/Color composite...................................... $***
      1/Color................................................ $***

Corrections (System time per hour):
      Color corrections, per hour............................ $***
      File/system management, per hour....................... $***

Paisano Publications, Inc.         EXHIBIT A                            Page A-3
All Titles                       PRICE SCHEDULE               September 11, 1996


PRESSWORK


Cover Forms:

                                                                         Run Per
                                                                          1,000
Includes all plates, receive, check and log                  Makeready    Copies
in furnished film; ink and paper are extra.                  ---------   -------

4 Page as 1/4 .............................................. $***          $***
6 Page Low-Folio Gatefold .................................. $***          $***
8 Pages as 1/8 or 2/4's .................................... $***          $***
8 Pages as Double Gatefold ................................. $***          $***
Additional for sheeter MR .................................. $***            --
Varnish OSO ................................................ $***          $***
U.V. Solid Coating 1 side only* ............................ $***            --
U.V. Coating w/ Window 1 side only* ........................ $***            --
  4 Pages ..................................................   --          $***
  6 Pages ..................................................   --          $***
  8 Pages ..................................................   --          $***
Open 5th unit .............................................. $***            --
  4 Pages ..................................................   --          $***
  6 or 8 Pages .............................................   --          $***
  12 or 16 Pages ...........................................   --          $***
Open 5th unit, second side ................................. $***            --
Press stop ................................................. $***            --
Plate changed .............................................. $***            --

* Paper and coating material are additional.

Body Forms:

                                                                         Run Per
                                                                          1,000
Includes all plates, receive, check and log                  Makeready    Copies
in furnished film; ink and paper are extra.                  ---------   -------

Five-Color Body Forms:
16 Pages as 2/8's .......................................... $***          $***
8 Pages as 1/8 or 2/4's .................................... $***          $***
8 Page form as Double Gatefold ............................. $***          $***
6 Page form as 1/6 (Low-Folio Gatefold) .................... $***          $***
4 Pages as 1/4 ............................................. $***          $***
Press stop ................................................. $***             --
Plate changed .............................................. $***             --

Paisano Publications, Inc.         EXHIBIT A                            Page A-4
All Titles                       PRICE SCHEDULE               September 11, 1996

                                                                     Run Per
                                                                      1,000
PRESSWORK (CONTINUED)                                  Makeready      Copies
---------------------                                  ---------     -------
     Four-Color Body Forms:
     ----------------------
     32 Pages as 2/16's or 4/8's.....................  $***           $***
     24 Pages as 2/12's..............................  $***           $***
     16 Pages as 2/8's...............................  $***           $***
     12 Pages as 1/12................................  $***           $***
     8 Pages as 1/8 or 2/4's.........................  $***           $***
     8 Page form as Double Gatefold..................  $***           $***
     6 Page form as 1/6 (Low-Folio Gatefold).........  $***           $***
     4 Pages as 1/4..................................  $***           $***
     2 Pages as 1/2..................................  $***           $***
     Press stop......................................  $***              -
     Plate changed...................................  $***              -

     Two-Color
     ---------
     32 Pages as 2/16's..............................  $***           $***
     24 Pages as 2/12's..............................  $***           $***
     16 Pages as 1/16 or 2/8's.......................  $***           $***
     12 Pages as 1/12................................  $***           $***
     8 Pages as 1/8 or 2/4's.........................  $***           $***
     4 Pages as 1/4..................................  $***           $***
     2 Pages as 1/2..................................  $***           $***
     Press stop......................................  $***              -
     Plate changed...................................  $***              -

     One-Color
     ---------
     32 Pages as 2/16's..............................  $***           $***
     24 Pages as 2/12's..............................  $***           $***
     16 Pages as 1/16 or 2/8's.......................  $***           $***
     12 Pages as 1/12................................  $***           $***
     8 Pages as 1/8 or 2/4's.........................  $***           $***
     4 Pages as 1/4..................................  $***           $***
     2 Pages as 1/2..................................  $***           $***
     Press stop......................................  $***              -
     Plate changed...................................  $***              -

     4/4, 2/2 Combo Forms:
     ---------------------
     32 Pages as 2/16's or 4/8's.....................  $***           $***
     24 Pages as 2/12's..............................  $***           $***
     16 Pages as 1/16 or 2/8's.......................  $***           $***
     12 Pages as 1/12................................  $***           $***

Paisano Publications, Inc.         EXHIBIT A                            Page A-5
All Titles                       PRICE SCHEDULE               September 11, 1996

                                                                     Run Per
                                                                      1,000
PRESSWORK (continued)                             Makeready          Copies
---------------------                             ---------          -------
4/4, 1/1 Combo Forms:
---------------------
32 Pages as 2/16's or 4/8's.....................  $***             $***
24 Pages as 2/12's .............................  $***             $***
16 Pages as 1/16 or 2/8's.......................  $***             $***
12 Pages as 1/12................................  $***             $***


                                                                     Run Per
                                                                     1,000
MISCELLANEOUS PRESSWORK                           Makeready          Copies
-----------------------                           ---------          -------
Less Plate, per plate...........................  $***                 --
Press stop*.....................................  $***                 --
Plate change, per plate*........................  $***                 --
Press stop and rubout (mail indicia)*...........  $***                 --
Open 5th or 9th unit............................  $***                 --
      4 Pages...................................    --               $***
      6 or 8 Pages..............................    --               $***
      12 or 16 Pages............................    --               $***
Open 5th unit, second side......................  $***                 --
Split fountain, including washup, per split.....  $***                 --
Drop Web*.......................................  $***                 --


Change Paper*...................................  $***                 --
Press Paste 8 Pages*............................  $***               $***
Press Paste 12 Pages*...........................  $***               $***
Press Paste 16 Pages*...........................  $***               $***
Perf Head to Foot*..............................  $***               $***
Litho Perf 8 Pages*.............................  $***               $***
Litho Perf 16 Pages*............................  $***               $***
Press stop and washup for uncoated
forms, per M equivalent 32-page impressions*....                     $***
*Paper is additional

Paisano Publications, Inc.         EXHIBIT A                          Page A-6
All Titles                       PRICE SCHEDULE             September 11, 1996

                                                                     Run Per
                                                                      1,000
INK                                                                  Copies
---                                                                  -------
Cover:
      Black ink, per page........................................    $***
      Color ink, per color, per page.............................    $***
      U.V. Coating, per page.....................................    $***

Body:
      Black ink, per page........................................    $***
      Color ink, per color, per page.............................    $***

PAPER:
      Paper requirements are specified in Exhibit B.
      Paper handling, per cwt. ..................................  $***   /cwt.
      Excess Paper Storage, per cwt.
            First month or fraction thereof......................  $***   /cwt.
            Additional month or fraction thereof.................  $***   /cwt.


                                                                      Run Per
                                                                       1,000
BINDING                                                 Makeready     Copies
---------------------                                   ---------     -------
   Basic - Saddlewire stitch and trim.................  $***          $***
      Each section....................................   --           $***
   Order card fed flat from permanent card feeder.....   --           $***
   Envelope or full size order card...................   --           $***
   Blow in card.......................................   --           $***
   6 Page Gatefold (add'l to section charge)..........   --           $***
   8 Page Double Gatefold (add'l to section charge)...   --           $***
   Vacuum opener......................................  $***          $***
   A/B Split (two sections running half time).........  $***            --
   Lot change, per section............................  $***            --


   Saddlewire Slowdowns:
   1% Saddlewire Slowdown, per thousand...............   --           $***
   2% Saddlewire Slowdown, per thousand...............   --           $***
   3% Saddlewire Slowdown, per thousand...............   --           $***
   4% Saddlewire Slowdown, per thousand...............   --           $***
   5% Saddlewire Slowdown, per thousand...............   --           $***
   6% Saddlewire Slowdown, per thousand...............   --           $***
   7% Saddlewire Slowdown, per thousand...............   --           $***
   8% Saddlewire Slowdown, per thousand...............   --           $***
   9% Saddlewire Slowdown, per thousand...............   --           $***
   10% Saddlewire Slowdown, per thousand..............   --           $***
   11% Saddlewire Slowdown, per thousand..............   --           $***
   12% Saddlewire Slowdown, per thousand..............   --           $***

Paisano Publications, Inc.         EXHIBIT A                            Page A-7
All Titles                       PRICE SCHEDULE               September 14, 1996


                                                                                               Run Per
                                                                                                1,000
BINDING (continued)                                                               Makeready    Copies
-------------------                                                               ---------    -------
     15% Saddlewire Slowdown, per thousand....................................        -         $***
     18% Saddlewire Slowdown, per thousand....................................        -         $***
     20% Saddlewire Slowdown, per thousand....................................        -         $***
     25% Saddlewire Slowdown, per thousand....................................        -         $***
     30% Saddlewire Slowdown, per thousand....................................        -         $***
     35% Saddlewire Slowdown, per thousand....................................        -         $***
     40% Saddlewire Slowdown, per thousand....................................        -         $***
     45% Saddlewire Slowdown, per thousand....................................        -         $***
     50% Saddlewire Slowdown, per thousand....................................        -         $***
     Additional Makeready Hours, per hour.....................................        -         $***
     Add'l crew for Saddle Line, per person, per thousand.....................        -         $***


                                                                                    Run Per
                                                                                     1,000    Materials
                                                                        Makeready    Copies    in Price
                                                                        ---------   -------   ---------
     Basic - Patent bind and trim....................................    $***         $***      $***
     Each section....................................................       -         $***      $***
     Order card fed flat from permanent card feeder..................       -         $***        -
     Envelope or full size order card................................       -         $***        -
     Blow in card....................................................       -         $***        -
     6 Page Gatefold (add'l to section charge).......................       -         $***        -
     8 Page Double Gatefold (add'l to section charge)................       -         $***        -
     Reverse bind one 4-page to create a 6-page gate.................       -         $***        -
     Lot change, per person..........................................     $***          -         -

     Patent Binding Slowdown:
     ------------------------
     1% Patent Slowdown, per thousand................................       -         $***        -
     2% Patent Slowdown, per thousand................................       -         $***        -
     3% Patent Slowdown, per thousand................................       -         $***        -
     4% Patent Slowdown, per thousand................................       -         $***        -
     5% Patent Slowdown, per thousand................................       -         $***        -
     6% Patent Slowdown, per thousand................................       -         $***        -
     7% Patent Slowdown, per thousand................................       -         $***        -
     8% Patent Slowdown, per thousand................................       -         $***        -
     9% Patent Slowdown, per thousand................................       -         $***        -
     10% Patent Slowdown, per thousand...............................       -         $***        -
     11% Patent Slowdown, per thousand...............................       -         $***        -
     12% Patent Slowdown, per thousand...............................       -         $***        -
     15% Patent Slowdown, per thousand...............................       -         $***        -

Paisano Publications, Inc.           EXHIBIT A                         Page A-8
All Titles                        PRICE SCHEDULE             September 11, 1996

                                                                                  Run Per
                                                                                   1,000        Materials
BINDING (CONTINUED)                                                Makeready      Copies        in Price
-------------------                                               ---------      ---------     ---------
     18% Patent Slowdown, per thousand..........................       -           $***             -
     20% Patent Slowdown, per thousand..........................       -           $***             -
     25% Patent Slowdown, per thousand..........................       -           $***             -
     30% Patent Slowdown, per thousand..........................       -           $***             -
     35% Patent Slowdown, per thousand..........................       -           $***             -
     40% Patent Slowdown, per thousand..........................       -           $***             -
     45% Patent Slowdown, per thousand..........................       -           $***             -
     50% Patent Slowdown, per thousand..........................       -           $***             -
     Additional Makeready Hours, per hour.......................       -           $***             -
     Add'l crew for Patent Line, per person, per thousand..            -           $***             -



                                                                                   Run Per
                                                                                    1,000       Materials
MAILING AND BUNDLING                                               Makeready        Copies      in Price
--------------------                                               ---------      ----------    ---------
     Standard Mail - Basic - Address, bag and load
          bound books...........................................   $***            $***          $***
          Each section..........................................      -            $***          $***
     Additional for shrinkwrapped bundles.......................      -            $***          $***
     Palletized Mail - Basic - Address, bag and load
          bound books (use in lieu of standard mail)............   $***            $***          $***
          Each section..........................................      -            $***          $***
     Off-Line mail - bag & load bound books.....................   $***            $***          $***
     Additional for peel-off pressure sensitive labels..........      -            $***             -

     Bundle, ATRACS label, tie and load bound books (up to 40#
     per bundle and in accordance with our machine specs.):
          Bundle 100's..........................................  $***            $***          $***
          Bundle 95's...........................................  $***            $***          $***
          Bundle 90's...........................................  $***            $***          $***
          Bundle 85's...........................................  $***            $***          $***
          Bundle 80's...........................................  $***            $***          $***
          Bundle 75's...........................................  $***            $***          $***
          Bundle 70's...........................................  $***            $***          $***
          Bundle 65's...........................................  $***            $***          $***
          Bundle 60's...........................................  $***            $***          $***
          Bundle 55's...........................................  $***            $***          $***

Paisano Publications, Inc.         EXHIBIT A                            Page A-9
All Titles                       PRICE SCHEDULE               September 11, 1996


MAILING AND BUNDLING (CONTINUED)

                                                             Run Per
                                                              1,000   Materials
                                                 Makeready   Copies   in Price
                                                 ---------   ------   ---------
     Bundle 50's ...............................  $***       $***      $***
     Bundle 45's ...............................  $***       $***      $***
     Bundle 40's ...............................  $***       $***      $***
     Bundle 35's ...............................  $***       $***      $***
     Bundle 30's ...............................  $***       $***      $***
     Bundle 25's ...............................  $***       $***      $***
     Bundle 20's ...............................  $***       $***      $***
     Bundle 15's ...............................  $***       $***      $***
     Bundle 10's ...............................  $***       $***      $***
     Bundle 5's ................................  $***       $***      $***

Sitma Wrapper - Wrap (no film included), address,
bag and load bound books (up to 144 pages)
all (onserts are additional) ...................  $***       $***      $***

Additional for clear film ......................  $ --       $***      $***
Additional for pre-printed generic film ........  $ --       $***      $***
Additional for books with more than 144 pages:
  Up to and including 300 pages, per M .........  $ --       $***      $***
  Over 300 to 400 pages, per M .................  $ --       $***      $***
  Over 400 pages, per M ........................  $ --       $***      $***

Sitma Lot Change, each .........................  $***       $ --      $ --

Additional if RRD supplied 6" x 4" indicia card
(return address and indicia only printed 1/C one
side on 7pt stock ..............................  $ --       $***      $***

Paisano Publications, Inc.         EXHIBIT A                           Page A-10
All Titles                       PRICE SCHEDULE               September 11, 1996


                                                                                Run Per
                                                                                  1,000    Materials
MAILING AND BUNDLING (CONTINUED)                                  Makeready      Copies     in Price
--------------------------------                                  ---------     -------    ---------
     NON-SELECTIVE ONSERTING:
     Makeready, per onsert......................................   $***                  -          -
     Run Per M, per onsert:
          A two-page 6" x 4" onsert card........................        -         $***           -
          A multipage onsert up to 24 pages.....................        -         $***           -
          A multipage onsert over 24 pgs to 48 pgs..............        -         $***           -
          A multipage onsert over 50 pgs to 72 pgs..............        -         $***           -
          A multipage onsert over 74 pgs to 96 pgs..............        -         $***           -

     SELECTIVE ONSERTING - THESE PRICES ARE ADDITIONAL
     TO BASE SITMA WRAPPING PRICES

     Basic machine makeready....................................   $***               -          -

     Makeready each selectively controlled box..................   $***               -          -

     A two-page 6" x 4" onsert card
          Base running, (applied to entire run), per M..........        -         $***           -
          Each onsert fed (copies requiring onserts), per M.....        -         $***           -

     A multi-page onsert up to 24 pages
          Base running, (applied to entire run), per M..........        -         $***           -
          Each onsert fed (copies requiring onserts), per M.....        -         $***           -

     A multi-page onsert over 24 pages up to 48 pages
          Base running, (applied to entire run), per M..........        -         $***           -
          Each onsert fed (copies requiring onserts), per M.....        -         $***           -


     Miscellaneous Sitma Operations:
     Insert one or more cards (6" x 4") into
          Book (Random Location)................................   $***           $***           -
     Onsert Gluer (1 gun hot melt)..............................   $***           $***      $***
     Onsert Gluer (2 guns hot melt).............................   $***           $***      $***
     Add'l for Perforated film..................................   $***           $***           -
     Add'l for Registered film..................................   $***           $***           -

Paisano Publications, Inc.         EXHIBIT A                          Page A-11
All Titles                       PRICE SCHEDULE              September 11, 1996



                                                                                                       Run Per
                                                                                                        1,000          Materials
MAILING AND BUNDLING (CONTINUED)                                                        Makeready       Copies         in Price
--------------------------------                                                        ---------      -------         ---------
      Sitma Wrap (no film included) - pile down on
        skids ( up to 144 pages)                                                         $***           $***               *
        *Add mailing film prices to per M run price
      Sitma Wrapping Slowdowns:
      -------------------------
      1% Sitma Slowdown, per thousand................................................       -            $***              -
      2% Sitma Slowdown, per thousand................................................       -            $***              -
      3% Sitma Slowdown, per thousand................................................       -            $***              -
      4% Sitma Slowdown, per thousand................................................       -            $***              -
      5% Sitma Slowdown, per thousand................................................       -            $***              -
      6% Sitma Slowdown, per thousand................................................       -            $***              -
      7% Sitma Slowdown, per thousand................................................       -            $***              -
      8% Sitma Slowdown, per thousand................................................       -            $***              -
      9% Sitma Slowdown, per thousand................................................       -            $***              -
      10% Sitma Slowdown, per thousand...............................................       -            $***              -
      11% Sitma Slowdown, per thousand...............................................       -            $***              -
      12% Sitma Slowdown, per thousand...............................................       -            $***              -
      15% Sitma Slowdown, per thousand...............................................       -            $***              -
      18% Sitma Slowdown, per thousand...............................................       -            $***              -
      20% Sitma Slowdown, per thousand...............................................       -            $***              -
      25% Sitma Slowdown, per thousand...............................................       -            $***              -
      30% Sitma Slowdown, per thousand...............................................       -            $***              -
      35% Sitma Slowdown, per thousand...............................................       -            $***              -
      40% Sitma Slowdown, per thousand...............................................       -            $***              -
      45% Sitma Slowdown, per thousand...............................................       -            $***              -
      50% Sitma Slowdown, per thousand...............................................       -            $***              -
      Additional Makeready Hours, per hour...........................................       -            $***              -
      Add'l crew for Sitma Line, per person, per thousand............................       -            $***              -

Paisano Publications, Inc.               EXHIBIT  A                    Page A-12
All Titles                             PRICE SCHEDULE         September 11, 1996

                                                                                           Run Per
MAILING AND BUNDLING (continued)                                                            1,000               Materials
Supplement Mailing Operations                                         Makeready            Copies               in Price
                                                                      ---------            ------               --------
       Additional to prepare postal forms
       number #3451 and #3452, 1st form...........................    $***                  -                     -
              Each additional form................................    $***                  -                     -

       Additional to prepare 3rd Class Postal
              permit number #3602, per issue, per form............    $***                  -                     -

       Additional to prepare export documents,
              per issue, per form.................................    $***                  -                     -

MISCELLANEOUS PRICES                                                                                            Materials
                                                                                           Price                in Price
                                                                                           -----                ---------

       Cartoning and cartons (up to 40# per carton), per carton.......................     $***                   $***
       Interplant handling, per skid..................................................     $***                   $***
       Packing in non-returnable Power Paks (up to 2,000 # per
              container), per container...............................................     $***                   $***
       Pack and Band Cartons or bundles on skis, per skid.............................     $***                   $***
       Receiving furnished inserts, etc...per cwt......................................    $***                      -
       Newspaper Spec packing, per M equivalent 8 pages...............................     $***                      -

OVERTIME                                                                                                          Price
--------                                                                                                          -----

       Preliminary (Platemaking), per hour*...................................................................   $***
       Presswork
              Single Web overtime, per hour*..................................................................   $***
              Double Web overtime, per hour*..................................................................   $***
       Binding
              Saddlewire Binding overtime, per hour*..........................................................   $***
              Patent Binding overtime, per hour*..............................................................   $***
       Mailing or Bundling overtime, per hour*................................................................   $***
       Sitma Wrap and Mail overtime, per hour*................................................................   $***

       *Doubletime, per hour, @ 200% of the rates above.

Paisano Publications, Inc.           EXHIBIT A                        Page A-13
All Titles                        PRICE SCHEDULE             September 11, 1996

MISCELLANEOUS PUB ROOM PRICES

                                                                                       Run Per
                                                                                        1,000        Materials
                                                                       Makeready       Copies        in Price
                                                                       ---------      ---------     ---------
Clerical and set-up allowance (includes getting books,
materials and setting up layout. A batch consists of
natural breakdown of customer's orders into separate orders
to the Pub Room in the form of "to shipper move tickets"
generally broken down by the different versions, routings,
methods of preparation and arrivals of labels.) These clerical prices are to apply to all Pub Room operations.

     U.S. Mail or UPS, per batch (each setup)......................... $***                  -              -
     Other than U.S. Mail or UPS, per batch (each setup).............. $***                  -              -

     Insert single copy in envelope (price includes affix label, rubber stamp, affix metered postage, and seal envelope if
     necessary), per thousand copies (envelopes are extra)............     -           $***                 -

     Weigh and stamp parcel, look up rate, pull meter tape, affix and record on postage or UPS requisition, per package,
          book or bundle.............................................. $***                  -               -

     Additional to bag mail (sorting packages and bundles into
     proper mail sort, usually into SCF, state or mixed state,
     pickup and hang bags, bag according to sort, select correct
     bag tag and insert and pile down), per thousand copies...........     -           $***              $***

     Kraftwrap Bundling:
          10 books, per thousand copies...............................     -           $***              $***
          15 books, per thousand copies...............................     -           $***              $***
          20 books, per thousand copies...............................     -           $***              $***
          25 books, per thousand copies...............................     -           $***              $***

Paisano Publications, Inc.         EXHIBIT A                          Page A-14
All Titles                       PRICE SCHEDULE              September 11, 1996



                                                                                                       Run Per
                                                                                                        1,000          Materials
MISCELLANEOUS PUB ROOM PRICES (Continued)                                               Makeready       Copies         in Price
-----------------------------------------                                               ---------      -------         ---------
      Shrinkwrap Bundles (Off Line):
        10 books, per thousand copies................................................       -           $***            $***
        15 books, per thousand copies................................................       -           $***            $***
        20 books, per thousand copies................................................       -           $***            $***
        25 books, per thousand copies................................................       -           $***            $***
        50 books, per thousand copies................................................       -           $***            $***
        100 books, per thousand copies...............................................       -           $***            $***

      Affix labels by hand, sort, strap and bag per M copies.........................       -           $***                -

      Carton Specials, based on using 8-14" double stack
      telescoping cartons, (Maximum 100 books per carton.)
        Carton 100's, per thousand copies............................................       -           $***            $***
        Carton 25's, per thousand copies.............................................       -           $***            $***
        Carton 20's, per thousand copies.............................................       -           $***            $***
        Carton 15's, per thousand copies.............................................       -           $***            $***


HANDWORK                                                                                                                Price
--------                                                                                                                -----

      Preliminary, per man hour......................................................................................   $***
      Bindery or Pub-Room, per man-hour (skilled)....................................................................   $***
      Bindery or Pub-Room, per man-hour (unskilled)..................................................................   $***

STORAGE
-------

Product storage (assume 1,400 pounds per skid). If this price is used for Magazine back Issue Storage, note that a skid cannot
 combine issues - only one issue per skid.                                                                              Price
                                                                                                                        -----
      First month or fraction thereof (includes in and out
        plus storage), per skid......................................................................................   $***
      Each additional month (storage), per skid......................................................................   $***

Paisano Publications, Inc.         EXHIBIT A                           Page A-15
All Titles                       PRICE SCHEDULE               September 11, 1996


SELECTRONIC(R) IMAGING:
-----------------------


     SADDLEWIRE BINDING
     ------------------
     Ink-Jet Address Cover only......................................   $***        $***     ***
     Ink-Jet Address Cover and One Inside Location...................   $***        $***     ***
     Full Message - Up to 6 lines of 50 characters each*.............    ***        $***     ***
     Post Net Bar Coding, per thousand...............................    ***        $***     ***
     *additional to addressing price


     PATENT BINDING
     --------------
     Ink-Jet Address Cover only......................................   $***        $***     ***
     Ink-Jet Address Cover and One Inside Location...................   $***        $***     ***
     Full Message - Up to 6 lines of 50 characters each*.............    ***        $***     ***
     Post Net Bar Coding, per thousand...............................    ***        $***     ***
======================================================================

     *additional to addressing price

Paisano Publications, Inc.                                              Page B-1

All Titles                                                               9/17/96

                                                                       EXHIBIT B

                               PAPER REQUIREMENTS

7 3/4" x 10 1/2"                   BASIS          MAKEREADY               RUN/M
PAPER REQUIREMENTS                  WT.            POUNDS                 POUNDS
------------------------           -----          ---------               ------

4 Page Cover (4/4)                   60                886                  24.9
4 Page Cover (5/5)                   60              1,063                  25.0
  Press Stops, Each                  60                177                    --
  Plate Changes, each                60                 44                    --

6 Page Gatefold Cover (4/4)          60                639                  36.4
6 Page Gatefold Cover (5/5)          60                767                  36.7
  Press Stops, Each                  60                128                    --
  Plate Changes, each                60                 32                    --

4 Page Body (1/1)                    40                293                  16.3
4 Page Body (2/2)                    40                352                  16.3
4 Page Body (4/4)                    40                469                  16.3
4 Page Body (5/5)                    40                586                  16.4

8 Page Body (1/1)                    40                293                  32.3
8 Page Body (2/2)                    40                352                  32.4
8 Page Body (4/4)                    40                469                  32.7
8 Page Body (5/5)                    40                586                  32.8

8 Page Body (1/1 + 1/1)              40                586                  32.2
8 Page Body (4/4 + 1/1)              40                703                  32.3
8 Page Body (4/4 + 4/4)              40                938                  32.5
8 Page Body (5/5 + 4/4)              40              1,055                  32.7

8 Page Gatefold (4/4)                60                973                  46.2
8 Page Gatefold (5/5)                60              1,135                  46.5
  Press Stops, Each                  60                162                    --
  Plate Changes, each                60                 41                    --

8 Page Poster (4/4)                  60              1,054                  50.1
8 Page Poster (5/5)                  60              1,231                  50.6
  Press Stops, Each                  60                176                    --
  Plate Changes, each                60                 44                    --

12 Page Body (1/1 +                  40                293                  32.2
                    1/1)             40                147                  16.1
12 Page Body (4/4 +                  40                352                  32.3
                    1/1)             40                176                  16.2
12 Page Body (4/4 +                  40                469                  32.5
                    4/4)             40                234                  16.2
12 Page Body (5/5 +                  40                527                  32.7
                    4/4)             40                264                  16.4

16 Page Body (1/1)                   40                293                  64.7
16 Page Body (2/2)                   40                352                  65.0
16 Page Body (4/4)                   40                469                  65.3
16 Page Body (5/5)                   40                586                  65.5

16 Page Body (1/1 + 1/1)             40                586                  64.4
16 Page Body (4/4 + 1/1)             40                703                  64.7
16 Page Body (4/4 + 4/4)             40                938                  65.0
16 Page Body (5/5 + 4/4)             40              1,055                  65.5


*For trim size of 8" x 10 3/4" add 8.0%

                                                                        PAGE B-2

Paisano Publications, Inc.
All Titles

                                   EXHIBIT B
                               PAPER REQUIREMENTS

-------------------------------------------------------------------------------
7-3/4" X 10-1/2"                   BASIS          MAKEREADY      RUN/M
PAPER REQUIREMENTS                  WT.            POUNDS        POUNDS
-------------------------------------------------------------------------------

24 Page Body (1/1 +                 40               293          64.4
                    1/1)            40               147          32.2
24 Page Body (4/4 +                 40               352          64.7
                    1/1)            40               176          32.4
24 Page Body (4/4  +                40               469          65.0
                    4/4)            40               234          32.5
24 Page Body (5/5 +                 40               527          65.5
                    4/4)            40               264          32.7
32 Page Body (1/1 + 1/1)            40               586         128.8
32 Page Body (4/4 + 1/1)            40               703         129.4
32 Page Body (4/4 + 4/4)            40               938         130.0
32 Page Body (5/5 + 4/4)            40             1,055         131.1
   Press Stops, per web             40               117            --
   Press Stops, per web             40                59            --
   Plate Changes, each              40                29            --
   Plate Changes, each              40                15            --
-------------------------------------------------------------------------------

*For trim size of 8" x 10-3/4" add 8.0%

                                   EXHIBIT B
                               PAPER REQUIREMENTS



            2 3/4" X 10 1/2"               BASIS      MAKE READY     RUN/M
           PAPER REQUIREMENTS               WT.         POUNDS       POUNDS


4 Page Cover (4/4)                          50            739         20.8
4 Page Cover (5/5)                          50            886         20.9
Press Stops, Each                           50            148           --
Plate Changes, Each                         50             37           --

6 Page Gatefold Cover (4/4)                 50            532         30.3
6 Page Gatefold Cover (5/5)                 50            639         30.6
Press Stops, Each                           50            106           --
Plate Changes, Each                         50             27           --

4 Page Body (1/1)                           35            256         14.2
4 Page Body (2/2)                           35            308         14.2
4 Page Body (4/4)                           35            410         14.3
4 Page Body (5/5)                           35            513         14.4

8 Page Body (1/1)                           35            256         28.3
8 Page Body (2/2)                           35            308         28.4
8 Page Body (4/4)                           35            410         28.7
8 Page Body (5/5)                           35            513         28.7

8 Page Body (1/1+1/1)                       35            513         28.2
8 Page Body (4/4+1/1)                       35            615         28.3
8 Page Body (4/4+4/4)                       35            821         28.4
8 Page Body (5/5+4/4)                       35            923         28.6

8 Page Gatefold (4/4)                       60            973         46.2
8 Page Gatefold (5/5)                       60          1,135         46.5
Press Stops, Each                           60            162           --
Plate Changes, Each                         60             41           --

8 Page Poster (4/4)                         60          1,054         50.1
8 Page Poster (5/5)                         60          1,231         50.6
Press Stops, Each                           60            176           --
Plate Changes, Each                         60             44           --

12 Page Body (1/1+                          35            256         28.3
                  1/1)                      35            128         14.1
12 Page Body (4/4+                          35            308         28.4
                  1/1)                      35            154         14.2
12 Page Body (4/4+                          35            410         28.4
                  4/4)                      35            205         14.2
12 Page Body (5/5+                          35            462         28.7
                  4/4)                      35            231         14.3

16 Page Body (1/1)                          35            256         56.6
16 Page Body (2/2)                          35            308         56.9
16 Page Body (4/4)                          35            410         57.1
16 Page Body (5/5)                          35            513         57.4

16 Page Body (1/1+1/1)                      35            513         56.4
16 Page Body (4/4+1/1)                      35            615         56.6
16 Page Body (4/4+4/4)                      35            822         56.9
16 Page Body (5/5+4/4)                      35            923         57.4

*For trim size of 8" x 10 3/4" add 8.0%

                                                                       EXHIBIT B

                           PAISANO PUBLICATIONS, INC.
                                   ALL TITLES

                               PAPER REQUIREMENTS


     7 3/4" X 10 1/2"       BASIS         MAKEREADY         RUN/M
    PAPER REQUIREMENTS        WT            POUNDS          POUNDS
    ------------------      -----         ---------         ------
24 Page Body (1/1 +           35             256             56.4
                    1/1)      35             128             28.2
24 Page Body (4/4 +           35             308             56.6
                    1/1)      35             154             28.4
24 Page Body (4/4 +           35             410             56.9
                    4/4)      35             205             28.4
24 Page Body (5/5 +           35             462             57.4
                    4/4)      35             231             28.7
32 Page Body (1/1 + 1/1)      35             513            112.8
32 Page Body (4/4 + 1/1)      35             615            113.3
32 Page Body (4/4 + 4/4)      35             822            113.7
32 Page Body (5/5 + 4/4)      35             923            114.8
   Press Stops, per web       35             102               --
   Press Stops, per web       35              51               --
   Plate Changes, each        35              26               --
   Plate Changes, each        35              13               --


*For trim size of 8" x 10 3/4" add 8.0%

Paisano Publications, Inc.                                              Page C-1
ALL TITLES                                                    September 11, 1996

                      EXHIBIT C-TITLES AND SPECIFICATIONS

Title                          Trim Size          Page Range       Quantity          Binding Style       Frequency
-----                       ----------------      ----------     -------------       -------------      ----------
Easy Riders/V. Twin         7-3/4" x 10-1/2"      156 to 188     450M to 650M         Saddlewire          Monthly
Tattoo                      7-3/4" x 10-1/2"       96 to 128     125M to 300M         Saddlewire          Monthly
Biker                       7-3/4" x 10-1/2"       80 to 112     100M to 250M         Saddlewire          Monthly
American Rodder             7-3/4" x 10-1/2"      112 to 128      90M to 150M         Saddlewire          Monthly
In The Wind                 7-3/4" x 10-1/2"      112 to 144      90M to 250M         Saddlewire        Bi-Monthly
Quick Throttle              7-3/4" x 10-1/2"       80 to 112      80M to 150M         Saddlewire        Bi-Monthly
Savage                      7-3/4" x 10-1/2"       88 to 112      80M to 200M         Saddlewire        Bi-Monthly
Flash                       7-3/4" x 10-1/2"       80 to 112      80M to 175M         Saddlewire        Bi-Monthly
V.Q.                            8" x 10-3/4"       80 to 112     135M to 250M           Patent          Bi-Monthly
Roadware (Catalog)              8" x 10-3/4"       80 to 112      90M to 125M           Patent             Annual
Calendar (3 versions)       7-3/4" x 10-1/2"       28 to 32      175M to 250M         Saddlewire           Annual
Magalog                     7-3/4" x 10-1/2"           8         500M to 1,000M       Saddlewire           Annual
Retail Catalog (Overrun)    7-3/4" x 10-1/2"          32         100M to 150M         Saddlewire        2 Times/Yr.
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